SELIGMAN

HIGH-YIELD BOND SERIES

ANNUAL REPORT

DECEMBER 31, 2001

Seeking to Maximize Current Income by Investing in a Diversified Portfolio of High-Yielding Corporate Bonds.

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864

SELIGMAN — TIMES CHANGE…VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

     With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

…V ALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS

To the Shareholders	1	Statements of Changes in Net Assets	14
Interview With Your Portfolio Manager	2	Notes to Financial Statements	15
Performance Overview	4	Financial Highlights	19
Portfolio Overview	6	Report of Independent Auditors
Portfolio of Investments	8	and For More Information	21
Statement of Assets and Liabilities	12	Trustees and Officers of the Fund	22
Statement of Operations	13	Glossary of Financial Terms	25

TO THE SHAREHOLDERS

For the twelve months ended December 31, 2001, Seligman High-Yield Bond Series delivered a disappointing total return of –15.91% based on the net asset value of Class A shares. During the same time period, the CSFB High Yield Market Index returned 6.11%, and the Lipper High Current Yield Average returned 1.89%.

The past year was a difficult one for the high-yield bond market, and even more so for the Series. Because of economic weakness, there was a flight to quality on the part of investors, and securities perceived to be risky or of lower quality performed poorly. The Series was hurt by its exposure to lower-rated bonds, particularly in the telecommunications sector. However, since taking over in September, Portfolio Manager Kendall Peterson and the rest of the Seligman Fixed Income Team have increased the portfolio’s diversification and liquidity and improved its overall credit quality.

Throughout 2001, the US economy slowed significantly. Capital spending by businesses remained particularly weak, while consumer spending held firm, even in the face of rising unemployment. The September 11 terrorist attacks dealt a sharp blow to the economy, but, according to the National Bureau of Economic Research (NBER), the economy had actually fallen into recession beginning in March. The Federal Reserve Board was active throughout the year, lowering the federal funds rate on 11 occasions, for a total of 475 basis points. This policy of monetary easing was intended to promote business investment and economic expansion.

During the year, high-yield bonds suffered from concerns over poor corporate earnings and from investors’ aversion to risk, and their returns lagged behind those of higher-quality corporate bonds and Treasuries. Defaults and yield spreads were at a ten-year high, while bond prices were at decade lows. We think high-yield bonds may be poised for a major rebound in 2002, as investors grow more tolerant of risk and seek higher returns than those available from Treasuries and other higher-quality bonds.

Looking ahead, we think there are several positive factors setting the stage for an economic recovery in 2002. The Fed has injected significant liquidity into the market-

place, and has made debt less expensive for businesses and consumers. There has also been fiscal stimulus in the form of lower tax rates and additional government spending in areas such as security and defense. Lower energy prices and stable housing prices have also been positive influences. Though consumer confidence declined following September 11, it remains strong overall, which is crucial since consumer spending makes up two-thirds of gross domestic product (GDP). Uncertainties remain, of course, especially in light of the global war on terrorism. However, the US economy and financial markets have demonstrated remarkable resiliency, and we believe they will continue to do so.

In our view, the economic difficulties of the past two years have served to weed out the weakest issues in the high-yield market, creating a healthier pool of securities. The high-yield market continues to expand, and, in our view, it remains an essential financing tool of the US economy. We believe high-yield bonds continue to be an attractive investment option, providing both high current income and the benefits of diversification.

Thank you for your continued support of Seligman High-Yield Bond Series. A discussion with your Fund’s Portfolio Manager, as well as financial statements, including a portfolio of investments, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Trustees,

William C. Morris
Chairman

Brian T. Zino
President

February 15, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

KENDALL C. PETERSON, CFA

Q:	How did Seligman High-Yield Bond Series perform during the twelve months ended December 31, 2001?
A:	Seligman High-Yield Bond Series posted a disappointing total return of –15.91% based on the net asset value of Class A shares for the one-year period ended December 31, 2001. During the same time period, the CSFB High Yield Market Index posted a total return of 6.11% and the Lipper High Current Yield Average returned 1.89%.

The Series’ performance was hurt by its exposure to lower-rated securities, particularly in the telecommunications sector. Telecom suffered as investors repeatedly lowered their earnings expectations for the industry. Lower-rated securities came under pressure during a broad-based flight to quality in 2001. The Series’ exposure to telecom and lower-rated securities was lowered during the year.

Q:	What economic and market factors impacted the high- yield market and the Series during 2001?
A:	At the beginning of 2001, the US economy was already in the midst of a sharp slowdown, due in part to a series of interest rate increases by the Federal Reserve Board in 1999 and 2000. The slowdown was characterized by a significant decrease in business spending and investment; consumer spending held up (and continues to hold up) remarkably well. Aware that the economy was decelerating at a rapid pace, the Fed, in January 2001, instituted the first of what would be 11 interest rate cuts over the twelve-month period. It acted in hopes that an aggressive policy of monetary easing would encourage a return to economic growth. We now know that economic output began contracting in March 2001, but the September 11 terrorist attacks certainly put pressure on an already-weak economy.

Normally, decreasing interest rates are positive for the high-yield market, but in 2001, the positive influence of lower rates was offset by the negative effect of a rising default rate (currently around 10%) and deterio-

rating corporate earnings. Throughout the year, investors adopted a more conservative approach, and displayed a preference for higher-quality holdings. In general, the riskier an asset, the more it was punished by the market. High-yield bonds, which pay higher yields to compensate for their increased risk, under-performed higher-quality corporate bonds and Treasuries. Credit spreads widened, and there was an increase in yields, which drove high-yield bond prices lower. Both supply and demand in the high-yield market declined in 2001.

Q:	What was your investment strategy during this time?
A:	We employ a bottom-up security selection process coupled with a top-down perspective. Our bottom-up process focuses on bonds of companies with stable or improving financial prospects. Our top-down perspective helps ensure that we maintain broad diversification, while taking a prudent amount of risk to maintain high income. During the third and fourth quarters, the portfolio was repositioned in favor of more liquid issues, which are likely to provide enhanced flexibility and enable us to respond more effectively to changes in market conditions. We also sought to reduce concentrations in sectors and individual securities to increase the portfolio’s diversification. Maximum current income remains the Series’ principal investment objective. Therefore, we seek to maintain a

A TEAM APPROACH

Seligman High-Yield Bond Series is managed by the Seligman Fixed Income Team, headed by Kendall C. Peterson, CFA. Mr. Peterson draws on his team of seasoned investment professionals to select companies whose bonds have the potential for high yields at acceptable levels of investment risk consistent with the Fund’s objective. Team members include James Didden, Jeff Gallo, Christopher Mahony, Janine Ptaszek, Gregory Siegel, and Sau Lin Wu.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,

KENDALL C. PETERSON, CFA

portfolio of attractive investments that generates a high level of income. We also did some bargain hunting toward year-end. We believe there is great value and upside potential to be found in securities that are temporarily depressed or in industries that are currently out of favor. We also think opportunities exist in economically sensitive companies well positioned for a market recovery; this includes areas such as transportation, automobiles, chemicals, and industrials.

Q:	What sectors had the biggest impact on performance?
A:	The cable and gaming industries continued to comprise the core of the portfolio, providing relative stability and a fair amount of income. Housing, energy, and health care bonds were among the Series’ better performers during the year, as well as the more highly rated portfolio holdings. Telecommunications issues, lower-rated bonds, and preferred stock all performed poorly during the past year, and tended to hurt the Series’ total return.

Q:	Did you make any asset allocation changes during the period under review?
A:	The Series’ exposure to telecom and other higher-risk sectors was reduced during the year. The Series added to its holdings in the housing sector over the summer. This area is attractive because the housing market remains robust, and home builders have successfully reconfigured their business model, making more use of options to control land (which allows for more flexibility), and lowering debt levels. The Series is seeking cyclical bargains to provide growth and upside potential to the portfolio. In particular, we are looking at fully-integrated chemical companies that could benefit from lower raw material prices over the coming year. We selectively added transportation bonds, avoiding those most affected by the September 11 tragedy. The Series is also seeking to increase its weighting in the media sector, specifically broadcast media like radio and television. As the economy recovers in 2002, we think these industries will benefit from an increase in advertising sales. The Series’ exposure to publishing bonds was decreased to bring it more in line with benchmark averages. However, we remain favorably inclined toward this industry.

Q:	What is your outlook for the high-yield market and for the Series in 2002?
A:	We believe 2002 will be a better year, both for the US economy and the high-yield market. We expect the economy to recover toward the middle of the year, helped by the Fed’s aggressive easing, lower marginal tax rates, and increased government spending on security and defense. Over the near term, energy prices should remain low, since the global economic slowdown has restrained demand. However, any disruption in oil supply due to unrest in the Middle East would have a negative impact. Consumer spending will continue to be the key, and we think it will continue to hold up well.

An economic recovery would likely be positive for the high-yield market. Last year’s flight to quality should reverse itself, as investors begin to seek higher returns and become more comfortable with taking on additional risk. Once the market perception that defaults have peaked takes hold, spreads should begin to tighten and prices increase. The past couple of years have been extremely challenging for high-yield investors, and we look forward to a more constructive environment in 2002.

PERFORMANCE OVERVIEW

Investment Results Per Share

TOTAL RETURNS
For Periods Ended December 31, 2001

			AVERAGE ANNUAL

	CLASS I					CLASS B	CLASS C	CLASS D
	SINCE					SINCE	SINCE	SINCE
	INCEPTION	SIX	ONE	FIVE	10	INCEPTION	INCEPTION	INCEPTION
	11/30/01*	MONTHS*	YEAR	YEARS	YEARS	4/22/96	5/27/99	9/21/93

Class A**
With Sales Charge	n/a	(13.60)%	(19.92)%	(3.53)%	5.25%	n/a	n/a	n/a
Without Sales Charge	n/a	(9.21)	(15.91)	(2.59)	5.77	n/a	n/a	n/a
Class B**
With CDSC†	n/a	(13.63)	(20.28)	(3.58)	n/a	(1.46)%	n/a	n/a
Without CDSC	n/a	(9.36)	(16.58)	(3.35)	n/a	(1.39)	n/a	n/a
Class C**
With Sales Charge and CDSC	n/a	(11.24)	(18.15)	n/a	n/a	n/a	(11.55)%	n/a
Without Sales Charge and CDSC	n/a	(9.57)	(16.59)	n/a	n/a	n/a	(11.20)	n/a
Class D**
With 1% CDSC	n/a	(10.42)	(17.33)	n/a	n/a	n/a	n/a	n/a
Without CDSC	n/a	(9.57)	(16.59)	(3.36)	n/a	n/a	n/a	2.27%
Class I**	(0.91)%	n/a	n/a	n/a	n/a	n/a	n/a	n/a
CSFB High Yield
Market Index***	0.06	(1.44)	6.11	3.20	7.88	4.55	0.25	5.92
Lipper High Current
Yield Average***	(0.21)	0.13	1.89	2.27	7.20	2.73	(2.28)	4.04

NET ASSET VALUE
	DECEMBER 31, 2001	JUNE 30, 2001	DECEMBER 31, 2000

Class A	$3.69	$4.33	$4.99
Class B	3.70	4.33	5.00
Class C	3.70	4.34	5.00
Class D	3.70	4.34	5.00
Class I	3.69	n/a	n/a

DIVIDEND, YIELD, AND CAPITAL LOSS INFORMATION
For the Year Ended December 31, 2001
				CAPITAL
	DIVIDENDSø	YIELDøø		LOSS

Class A	$0.5610	9.98%	Realized	$(2.601)
Class B	0.5240	9.71	Unrealized	(0.413)§
Class C	0.5240	9.61
Class D	0.5240	9.72
Class I	0.0455	n/a

RATINGS#
December 31, 2001
	MOODY’S	S&P

A	1.4%	2.3%
Baa/BBB	1.6	1.5
Ba/BB	16.3	17.9
B	65.5	63.9
Caa/CCC	10.7	11.0
Ca/CC	0.3	0.5
D	—	0.1
Non-rated	4.2	2.8

WEIGHTED AVERAGE
MATURITY 6.72 years

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
*** The Credit Suisse First Boston (“CSFB”) High Yield Market Index and the Lipper High Current Yield Average are unmanaged benchmarks that assume investment of dividends and exclude the effect of taxes, fees and sales charges. The monthly performance of the Lipper High Current Yield Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.
††	From April 25, 1996.
ø	Represents per share amount paid or declared during the year ended December 31, 2001.
øø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2001, has been computed in accordance with SEC regulations and will vary.
#	Percentages based on current market values of long-term holdings.
§	Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2001.

PERFORMANCE OVERVIEW

     This chart compares a $10,000 hypothetical investment made in Seligman High-Yield Bond Series Class A shares for the 10-year period ended December 31, 2001, to a $10,000 investment made in the CSFB High Yield Market Index and the Lipper High Current Yield Average for the same period. The results for Seligman High-Yield Bond Series Class A shares were determined with and without the initial 4.75% maximum sales charge, and assume that all distributions within the period are invested in additional shares. The performances of Seligman High-Yield Bond Series Class B, Class C, Class D and Class I shares are not shown in this chart but are included in the table on page 4. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the CSFB High Yield Market Index and the Lipper High Current Yield Average exclude the effect of taxes, fees and sales charges.

     The securities in which the Fund invests are subject to greater risk of loss of principal and interest than are higher-rated investment-grade bonds. Investors should carefully assess the risks associated with an investment in this Fund.

     The performances of Class B, Class C, Class D and Class I shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PORTFOLIO OVERVIEW

Diversification of Net Assets
December 31, 2001	PERCENT OF NET ASSETS
	YEAR ENDED
	DECEMBER 31,

	2001	2000

CORPORATE BONDS, CONVERTIBLE ISSUES,
COMMON AND PREFERRED STOCKS:
Aerospace	0.2	—
Automotive and Components	2.1	0.6
Broadcasting	5.3	3.7
Business Services	2.9	2.2
Cable Systems and Satellite Video	17.3	9.1
Chemicals	5.9	3.6
Communications Infrastructure	1.9	4.2
Consumer Products	—	0.5
Containers	—	0.3
Contract Manufacturing/Circuit Boards	0.4	1.6
Energy	2.2	0.4
Environmental Services	1.5	2.1
Equipment	2.4	1.6
Financial Services	2.2	2.0
Food	0.5	0.6
Funeral Services	1.0	—
Gaming/Hotel	7.7	3.9
Health Care Equipment and Supplies	1.6	1.6
Hospitals	0.2	—
Industrial Conglomerates	1.6	3.5
Internet and Related	—	3.8
Leisure	0.6	1.2
Metals	—	0.1
Mobile Satellite Services	—	0.2
Networking Products	0.2	—
Oil and Gas	1.7	—
Paging	0.1	1.2
Paper and Packaging	0.2	—
Printing and Publishing	11.8	14.7
Resources	1.4	—
Retailing	2.8	0.8
Semiconductors	4.3	1.9
Telecommunications	0.9	19.1
Transportation	0.8	1.2
Utilities	3.8	1.3
Wireless Telecommunications	12.0	11.3

	97.5	98.3
SHORT-TERM HOLDING AND
OTHER ASSETS LESS LIABILITIES	2.5	1.7

NET ASSETS	100.0	100.0

PORTFOLIO OVERVIEW

Largest Portfolio Changes
During Past Six Months

TEN LARGEST PURCHASES	TEN LARGEST SALES

CORPORATE BONDS:	CORPORATE BONDS:
Quebecor Media	Trump Hotels &
11.125%, 7/15/2011*	Casino Resorts Funding
Chesapeake Energy	15.50%, 6/15/2005**
8.375%, 11/1/2008*	Centennial Cellular
Calpine Canada Energy	10.75%, 12/15/2008
8.5%, 5/1/2008*	Price Communications Wireless
Ameristar Casinos	11.75%, 7/15/2007
10.75%, 2/15/2009*	Ameristar Casinos
Calpine	10.75%, 2/15/2009**
8.5%, due 2/15/2011*	Liberty Group Publishing
American Tower	0% (11.625%), 2/1/2009**
9.375%, 2/1/2009*	Liberty Group Operating
Nextel Communications	9.375%, 2/1/2008**
9.5%, 2/1/2011*	Affinity Group Holding
Primedia	11%, 4/1/2007
8.875%, 5/15/2011*	Powertel
Echostar DBS	11.125%, 6/1/2007
9.125%, 1/15/2009*	Northland Cable Television
Park Place Entertainment	10.25%, 11/15/2007**
8.875%, 9/15/2008*	PREFERRED STOCKS:
Broadwing Commmunications
12.50%**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.
Top Ten Companies
December 31, 2001
VALUE

TDL Infomedia Holdings	$44,625,937
Adelphia Communications	39,879,313
Pegasus Communications	38,421,728
Price Communications	36,881,250
NBC Acquisition	32,032,000
Texas Petrochemicals	25,050,000
Pegasus Satellite	24,825,000
Rural Cellular	24,518,753
Charter Communications	24,131,156
Nextel Communications	22,743,812

The amounts shown for the top ten companies represent the value of the Fund’s investments in securities of all types issued by the companies or their affiliates.

Largest Industries
December 31, 2001

PORTFOLIO OF INVESTMENTS
December 31, 2001

	PRINCIPAL
	AMOUNT	VALUE

CORPORATE BONDS 89.5%
AEROSPACE 0.2%
Alliant Techsystems
8.5%, 5/15/2011	$2,775,000	$2,899,875

AUTOMOTIVE AND
COMPONENTS 2.1%
Collins & Aikman Products:
11.5%, due 4/15/2006	525,000	514,500
10.75%, due 12/31/2011*	4,900,000	4,936,750
CSK Auto
12%, due 6/15/2006*	2,775,000	2,809,687
Diamond Triumph Automotive
9.25%, due 4/1/2008	13,500,000	12,504,375
Dura Operating
9%, due 5/1/2009	3,425,000	3,236,625

		24,001,937

BROADCASTING 3.3%
AMFM Operating
12.625%, due 10/31/2006	4,678,900	5,000,574
Canwest Media
10.625%, due 5/15/2011	5,000,000	5,343,750
Cumulus Media
10.375%, due 7/1/2008	15,000,000	15,787,500
Lin Television
8.375%, due 3/1/2008	1,250,000	1,190,625
Radio One
8.875%, due 7/1/2011	1,725,000	1,789,688
Sinclair Broadcast Group
8.75%, due 12/15/2011*	3,325,000	3,341,625
Spanish Broadcasting Systems
9.625%, due 11/1/2009	2,800,000	2,786,000
Young Broadcasting
8.5%, 12/15/2008*	2,375,000	2,398,750

		37,638,512

BUSINESS SERVICES 2.9%
Dr. Horton
8%, due 2/1/2009	6,100,000	6,069,500
Iron Mountain
8.625%, due 4/1/2013	3,500,000	3,657,500
KB Home
8.625%, 12/15/2008	6,025,000	6,085,250
Muzak
9.875%, due 3/15/2009	12,500,000	11,062,500
Schuler Homes
10.5%, due 7/15/2011*	3,575,000	3,744,812
WCI Communities
10.625%, 2/15/2011	2,800,000	2,905,000

		33,524,562

CABLE SYSTEMS AND
SATELLITE VIDEO 16.1%
Adelphia Communications:
10.25%, due 11/1/2006	5,000,000	5,125,000

	PRINCIPAL
	AMOUNT	VALUE

CABLE SYSTEMS AND
SATELLITE VIDEO (continued)
Adelphia Communications
(continued):
9.875%, due 3/1/2007	$5,000,000	$4,981,250
10.875%, due 10/1/2010	20,000,000	20,525,000
10.25%, due 6/15/2011	9,225,000	9,248,063
Charter Communications:
8.625%, due 4/1/2009	2,575,000	2,491,312
10%, due 4/1/2009	8,075,000	8,327,344
11.125%, due 1/15/2011	12,500,000	13,312,500
Echostar DBS:
9.125%, 1/15/2009*	6,675,000	6,725,063
9.375%, 2/1/2009	10,000,000	10,350,000
GCI 9.75%, due 8/1/2007	17,500,000	17,150,000
Pegasus Communications:
9.75%, due 12/1/2006	5,000,000	4,525,000
12.5%, due 8/1/2007	20,000,000	20,300,000
Pegasus Satellite
12.375%, due 8/1/2006	25,000,000	24,625,000
Quebecor Media
11.125%, due 7/15/2011	20,000,000	21,450,000
Rogers Cablesystems
11%, due 12/1/2015	12,500,000	14,250,000

		183,385,532

CHEMICALS 5.9%
Equistar Chemicals
10.125%, due 9/1/2008	1,825,000	1,843,250
IMC Global
10.875%, due 6/1/2008*	2,500,000	2,675,000
International Specialty
Holdings
10.625%, due 12/15/2009*	3,500,000	3,517,500
Koppers Industry
9.875%, due 12/1/2007	12,100,000	11,918,500
Lyondell Chemical:
9.875%, due 5/1/2007	11,250,000	11,334,375
9.5%, due 12/15/2008	1,300,000	1,293,500
10.875%, due 5/1/2009	3,550,000	3,292,625
Millennium America
9.25%, due 6/15/2008	2,500,000	2,562,500
OM Group
9.25%, due 12/15/2011*	3,500,000	3,587,500
Texas Petrochemicals
11.125%, due 7/1/2006	30,000,000	25,050,000

		67,074,750

COMMUNICATIONS
INFRASTRUCTURE 1.5%
Crown Castle International:
0% (10.625%†),
due 11/15/2007	4,575,000	3,865,875
10.75%, due 8/1/2011	13,250,000	13,018,125

		16,884,000

See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
 December 31, 2001

	PRINCIPAL
	AMOUNT	VALUE

CONTRACT MANUFACTURING/
CIRCUIT BOARDS 0.2%
Flextronics International
9.875%, due 7/1/2010	$2,125,000	$2,241,875

ENERGY 2.2%
Abraxas Petroleum
11.5%, due 11/1/2004	8,000,000	6,040,000
Calpine
8.5%, due 2/15/2011	4,850,000	4,420,057
Calpine Canada Energy
8.5%, due 5/1/2008	13,375,000	12,247,514
El Paso Energy Partnership
8.5%, due 6/1/2011	1,375,000	1,395,625
Lone Star Technologies
9%, due 6/1/2011	1,035,000	874,575

		24,977,771

ENVIRONMENTAL
SERVICE 1.5%
Allied Waste North America
10%, due 8/1/2009	17,000,000	17,595,000

EQUIPMENT 2.4%
BRL Universal Equipment
8.875%, due 2/15/2008	2,125,000	2,220,625
Neff 10.25%, due 6/1/2008	5,000,000	2,975,000
Williams Scotsman
9.875%, due 6/1/2007	22,500,000	22,275,000

		27,470,625

FINANCIAL SERVICES 2.2%
Conseco 9%, due 10/15/2006	5,000,000	2,225,000
Dollar Financial Group
10.875%, due 11/15/2006	15,000,000	14,625,000
IOS Capital 9.75%, 6/15/2004	2,725,000	2,733,131
Ocwen Capital Trust I
10.875%, due 8/1/2027	5,000,000	4,025,000
Yell Finance
10.75%, due 8/1/2011	1,200,000	1,290,000

		24,898,131

FOOD 0.5%
Land O’ Lakes
8.75%, due 11/15/2011*	6,200,000	6,014,000

FUNERAL SERVICES 1.0%
Service Corp. International
7.2%, due 6/1/2006	8,875,000	8,031,875
Stewart Enterprises
10.75%, due 7/1/2008	2,790,000	3,055,050

		11,086,925

GAMING/HOTEL 7.7%
Alliance Gaming
10%, due 8/1/2007	7,500,000	7,837,500
Ameristar Casinos
10.75%, due 2/15/2009	10,000,000	10,850,000

	PRINCIPAL
	AMOUNT	VALUE

GAMING/HOTEL (continued)
Aztar 9%, due 8/15/2011*	$2,000,000	$2,070,000
Boyd Gaming
9.5%, due 7/15/2007	3,550,000	3,523,375
Hollywood Casino
11.25%, due 5/1/2007	15,000,000	16,293,750
Hollywood Casino
Shreveport
13%, due 8/1/2006	3,750,000	3,562,500
Host Marriott:
8.375%, due 2/15/2006	1,725,000	1,668,938
9.5%, due 1/15/2007*	4,900,000	4,930,625
9.25%, due 10/1/2007	1,575,000	1,576,969
Isle of Capri Casinos
8.75%, due 4/15/2009	5,000,000	4,837,500
ITT 6.75%, due 11/15/2005	1,275,000	1,238,388
Mandalay Resort Group:
10.25%, due 8/1/2007	5,000,000	5,212,500
9.375%, due 2/15/2010*	5,000,000	5,006,250
Park Place Entertainment:
9.375%, due 2/15/2007	5,000,000	5,237,500
8.875%, due 9/15/2008	6,400,000	6,536,000
Station Casinos
9.875%, due 7/1/2010	7,500,000	7,659,375

		88,041,170

HEALTH CARE EQUIPMENT
AND SUPPLIES 1.6%
Alliance Imaging
10.375%, due 4/15/2011	2,500,000	2,662,500
Alliance Laundry Systems
9.625%, due 5/1/2008	2,950,000	1,637,250
Beverly Enterprises
9.625%, due 4/15/2009	1,225,000	1,292,375
Fresensius Medical Care
9%, due 12/1/2006	2,000,000	2,065,000
Magellan Health Services:
9.375%, due 11/15/2007*	5,825,000	5,941,500
9%, due 2/15/2008	4,025,000	3,602,375
Riviera Holdings
10%, due 8/15/2004	750,000	585,000

		17,786,000

HOSPITALS 0.2%
Health South
7%, due 6/15/2008	1,825,000	1,788,500

INDUSTRIAL
CONGLOMERATES 1.6%
AIRXCEL
11%, due 11/15/2007	7,000,000	3,815,000
AK Steel
9.125%, due 12/15/2006	1,350,000	1,387,125
Day International Group
9.5%, due 3/15/2008	9,375,000	6,234,375
Great Lakes Carbon
10.25%, due 5/15/2008	11,037,000	6,677,385

		18,113,885

See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
 December 31, 2001

	PRINCIPAL
	AMOUNT	VALUE

LEISURE 0.6%
Affinity Group Holding
11%, due 4/1/2007	$8,800,000	$7,260,000

OIL AND GAS 1.7%
Chesapeake Energy
8.375%, due 11/1/2008*	15,425,000	15,309,313
Forest Oil
8%, due 12/15/2011*	3,925,000	3,944,625

		19,253,938

PAGING 0.1%
Metrocall:ø
9.75%, due 11/1/2007	24,125,000	301,562
11%, due 9/15/2008	39,925,000	499,063
ProNet
11.875%, due 6/15/2005ø	24,000,000	300,000

		1,100,625

PAPER AND PACKAGING 0.2%
Potlatch
10%, due 7/15/2011	2,000,000	2,090,000

PRINTING AND
PUBLISHING 11.8%
Advanstar Communications
12%, due 2/15/2011	8,175,000	5,845,125
American Media Operations
10.25%, due 5/1/2009	9,800,000	9,947,000
Garden State Newspapers
8.75%, due 10/1/2009	3,550,000	3,518,938
Perry-Judd
10.625%, due 12/15/2007	16,500,000	15,675,000
Primedia:
10.25%, due 6/1/2004	4,000,000	3,800,000
8.875%, due 5/15/2011	7,675,000	6,945,875
Regional Independent
Media Group
10.5%, due 7/1/2008	17,500,000	18,025,000
TDL Infomedia Holdings
0% (15.5%†),
due 10/15/2010	55,350,000	44,625,937
TransWestern Holdings
0% (11.875%†),
due 11/15/2008	20,450,000	17,075,750
Von Hoffman Press
10.875%, due 5/15/2007*	10,000,000	9,050,000

		134,508,625

RESOURCES 1.4%
Compass Minerals Group
10%, due 8/15/2011*	1,650,000	1,720,125
Pennzoil-Quaker State
10%, due 11/1/2008*	3,500,000	3,675,000
Stone Energy
8.25%, due 12/15/2011*	5,250,000	5,355,000
Westport Resources
8.25%, due 11/1/2011*	5,125,000	5,201,875

		15,952,000

	PRINCIPAL
	AMOUNT	VALUE

RETAILING 2.8%
NBC Acquisition
0% (10.75%†),
due 2/15/2009	$44,800,000	$32,032,000

SEMICONDUCTORS 2.5%
Amkor Technology:
9.25%, due 5/1/2006	10,000,000	9,600,000
10.5%, due 5/1/2009	7,300,000	6,570,000
Fairchild Semiconductor
10.375%, due 10/1/2007*	8,750,000	9,165,625
TranSwitch
4.5%, due 9/12/2005	5,125,000	3,023,750

		28,359,375

TELECOMMUNICATIONS 0.8%
Nextmedia Operating
10.75%, due 7/1/2011*	2,750,000	2,853,125
Paxon Communications
10.75%, due 7/15/2008	1,425,000	1,501,594
Talton Holdings
11%, due 6/30/2007	7,000,000	4,515,000

		8,869,719

TRANSPORTATION 0.8%
Atlas Air
10.75%, due 8/1/2005	10,250,000	9,173,750

UTILITIES 3.8%
AES:
9.5%, due 6/1/2009	9,000,000	8,235,000
9.375%, due 9/15/2010	9,250,000	8,371,250
8.875%, due 2/15/2011	6,250,000	5,531,250
CMS Energy
8.5%, due 4/15/2011	7,175,000	7,181,623
Midland Cogenerative
Venture
11.75%, due 7/23/2005	12,500,000	13,645,337

		42,964,460

WIRELESS
TELECOMMUNICATIONS 9.9%
American Tower
9.375%, due 2/1/2009	9,275,000	7,512,750
Centennial Cellular
10.75%, due 12/15/2008	22,625,000	19,118,125
Dobson Communications
10.875%, due 7/1/2010	6,500,000	6,743,750
Nextel Communications:
9.375%, due 11/15/2009	18,825,000	14,918,812
9.5%, due 2/1/2011	10,000,000	7,825,000
Powertel
11.125%, due 6/1/2007	10,000,000	10,750,000
Price Communications Wireless:
9.125%, due 12/15/2006	2,500,000	2,662,500
11.75%, due 7/15/2007	31,250,000	34,218,750
Rogers Wireless
9.625%, due 5/1/2011	5,000,000	5,175,000
Triton PCS
8.75%, due 11/15/2011*	3,925,000	3,944,625

		112,869,312

See footnotes on page 11.

PORTFOLIO OF INVESTMENTS
December 31, 2001

	PRIN. AMT.
	OR SHARES		VALUE

TOTAL CORPORATE BONDS
(Cost $1,134,352,762)			$1,019,856,854

PREFERRED STOCKS 5.7%
BROADCASTING 2.0%
Cumulus Media 13.75%	7,869	shs.	7,967,362
Sinclair Capital 11.625%	145,000		14,681,250

			22,648,612

CABLE SYSTEMS AND
SATELLITE VIDEO 1.2%
Pegasus Communications
(Series A) 12.75%	18,819		13,596,728

COMMUNICATIONS
INFRASTRUCTURE 0.4%
Crown Castle International
12.75%	8,336		4,605,640

INDUSTRIAL
CONGLOMERATES 0.0%
Day International Group 12.25%	370		78,625

WIRELESS TELEPHONE 2.1%
Rural Cellular 11.375%	29,534		24,518,753

TOTAL PREFERRED STOCKS
(Cost $77,826,843)			65,448,358

CONVERTIBLE BONDS 2.3%
CONTRACT MANUFACTURING/
CIRCUIT BOARDS 0.2%
SCI Systems
3%, due 3/15/2007	$2,500,000		2,075,000

NETWORKING
PRODUCTS 0.2%
Juniper Networks
4.75%, due 3/15/2007	3,200,000		2,336,000

	PRINCIPAL
	AMOUNT	VALUE

SEMICONDUCTORS 1.8%
Analog Devices
4.75%, due 10/1/2005	$5,000,000	$4,756,250
Cypress Semiconductor
4%, due 2/1/2005	5,000,000	4,306,250
Lattice Semiconductor
4.75%, due 11/1/2006	5,000,000	6,012,500
LSI Logic
4%, due 2/15/2005	6,000,000	5,092,500

		20,167,500

TELECOMMUNICATIONS 0.1%
CIENNA
3.75%, due 2/1/2008	2,500,000	1,612,500

TOTAL CONVERTIBLE BONDS
(Cost $26,447,319)		26,191,000

REPURCHASE AGREEMENT 1.4%
(Cost $15,450,000)	15,450,000	15,450,000

TOTAL INVESTMENTS 98.9%
(Cost $1,254,076,924)		1,126,946,212
OTHER ASSETS
LESS LIABILITIES 1.1%		12,396,239

NET ASSETS 100.0%		$1,139,342,451

*	Rule 144A security.
ø	Non-income producing security.
†	Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:
Investments, at value:
Corporate bonds (cost $1,134,352,762)	$1,019,856,854
Preferred stocks (cost $77,826,843)	65,448,358
Convertible bonds (cost $26,447,319)	26,191,000
Repurchase agreement (cost $15,450,000)	15,450,000	$1,126,946,212

Cash		306,928
Receivable for interest and dividends		28,330,335
Receivable for shares of Beneficial Interest sold		1,047,513
Expenses prepaid to shareholder service agent		288,215
Other		27,752

Total Assets		1,156,946,955

LIABILITIES:
Payable for shares of Beneficial Interest repurchased		10,084,611
Dividends payable		5,418,583
Management fee payable		636,090
Accrued expenses and other		1,465,220

Total Liabilities		17,604,504

Net Assets		$1,139,342,451

COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par (unlimited shares authorized; $0.001 par value;
307,891,427 shares outstanding):
Class A		$97,588
Class B		130,437
Class C		21,247
Class D		58,605
Class I		14
Additional paid-in capital		2,499,123,204
Dividends in excess of net investment income		(18,671,669)
Accumulated net realized loss		(1,214,286,263)
Net unrealized depreciation of investments		(127,130,712)

Net Assets		$1,139,342,451

NET ASSET VALUE PER SHARE:
Class A ($360,393,679 ÷ 97,587,700 shares)		$3.69

Class B ($483,041,635 ÷ 130,436,683 shares)		$3.70

Class C ($78,720,658 ÷ 21,247,142 shares)		$3.70

Class D ($217,133,360 ÷ 58,605,504 shares)		$3.70

Class I ($53,119 ÷ 14,398 shares)		$3.69

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest	$160,955,592
Dividends	21,855,191

Total Investment Income		$182,810,783

EXPENSES:
Distribution and service fees	11,700,263
Management fee	9,540,906
Shareholder account services	3,692,410
Custody and related services	346,055
Shareholder reports and communications	260,155
Registration	141,350
Auditing and legal fees	107,146
Trustees’ fees and expenses	38,817
Miscellaneous	48,804

Total Expenses		25,875,906

Net Investment Income		156,934,877

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(800,962,402)
Net change in unrealized depreciation of investments	373,420,249

Net Loss on Investments		(427,542,153)

Decrease in Net Assets from Operations		$(270,607,276)

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED DECEMBER 31,

	2001	2000

OPERATIONS:
Net investment income	$156,934,877	$239,430,112
Net realized loss on investments	(800,962,402)	(241,936,447)
Net change in unrealized depreciation of investments	373,420,249	(229,821,020)

Decrease in Net Assets from Operations	(270,607,276)	(232,327,355)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(53,751,144)	(84,274,020)
Class B	(62,534,794)	(94,456,997)
Class C	(9,540,605)	(7,729,906)
Class D	(30,390,120)	(52,969,189)
Class I	(185)	—

Total	(156,216,848)	(239,430,112)

Dividends in excess of net investment income:
Class A	—	(3,012,474)
Class B	—	(3,119,778)
Class C	—	(288,024)
Class D	—	(1,711,189)

Total	—	(8,131,465)

Return of capital:
Class A	(11,175,630)	(4,877,722)
Class B	(13,001,879)	(5,051,469)
Class C	(1,983,629)	(466,359)
Class D	(6,318,541)	(2,770,715)

Total	(32,479,679)	(13,166,265)

Decrease in Net Assets from Distributions	(188,696,527)	(260,727,842)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales of shares	308,395,760	404,130,222
Investment of dividends	88,816,107	110,713,050
Exchanged from associated Funds	271,630,613	255,543,791

Total	668,842,480	770,387,063

Cost of shares repurchased	(454,123,820)	(688,530,420)
Exchanged into associated Funds	(380,630,820)	(530,089,969)

Total	(834,754,640)	(1,218,620,389)

Decrease in Net Assets from
Transactions in Shares of
Beneficial Interest	(165,912,160)	(448,233,326)

Decrease in Net Assets	(625,215,963)	(941,288,523)

NET ASSETS:
Beginning of year	1,764,558,414	2,705,846,937

End of Year (net of dividends in excess of
net investment income of $18,671,669 and
$8,818,628, respectively)	$1,139,342,451	$1,764,558,414

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares — Seligman High-Yield Bond Series (the “Fund”), a series of Seligman High Income Fund Series, offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in bonds, stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.
b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund amortizes discount and premium on purchases of portfolio securities for financial reporting purposes.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of December 31, 2001, matured pursuant to its terms.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2001, distribution and service fees were class-specific expenses. Effective November 30, 2001, shareholder account services and registration expenses are also considered class-specific expenses.

f.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on ex-dividend dates. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components

NOTES TO FINANCIAL STATEMENTS

of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2001, amounted to $786,313,946 and $1,002,645,974, respectively.

     At December 31, 2001, the cost of investments for federal income tax purposes was $1,263,187,884. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $3,740,605 and the amortization of premium for financial reporting purposes of $5,370,355. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $30,346,080 and $166,587,752, respectively.

4. Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund’s average daily net assets and 0.55% per annum of the Fund’s average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.61% per annum of the Fund’s average daily net assets.

     Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares, and an affiliate of the Manager, received concessions of $135,961 from sales of Class A shares. Commissions of $1,029,473 and $418,765 were paid to dealers from sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2001, fees incurred under the Plan aggregated $1,271,701 or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $6,365,247, $970,271, and $3,093,044, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2001, such charges amounted to $359,617.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2001, amounted to $80,461.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of beneficial interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2001, Seligman Services, Inc. received commissions of $6,312 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $42,488, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $3,692,410 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”).

Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

NOTES TO FINANCIAL STATEMENTS

     Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

     Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in trustees’ fees and expenses, and the accumulated balance thereof at December 31, 2001, of $35,484 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5. Capital Loss Carryforward and Other Adjustments — At December 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $1,058,257,606, which is available for offset against future taxable net capital gains, expiring in various amounts through 2009. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

     In addition, the Fund elected to defer until January 1, 2002, the recognition for tax purposes of net losses of $160,135,299 realized on sales of investments after October 31, 2001. These losses will be available to offset future taxable net gains.

6. Committed Line of Credit — The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund’s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. On December 29, 2000, the Fund borrowed

$1,400,000 from the credit facility at an interest rate of 7.125%. The entire loan was repaid on January 2, 2001. There were no other borrowings during the year ended December 31, 2001.

7. Change in Accounting Principle — As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities for financial statement purposes. Prior to January 1, 2001, the Fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $10,708,278 reduction in cost of securities and a corresponding $10,708,278 decrease in net unrealized depreciation, based on securities held by the Fund on January 1, 2001.

     The effect of this change for the year ended December 31, 2001 (for financial reporting purposes only), was to decrease net investment income by $2,509,324; decrease net change in unrealized depreciation by $5,337,923, and decrease net realized loss on investments by $7,847,247. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

8. Transactions in Shares of Beneficial Interest —

The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

	Class A

	Year Ended December 31,

	2001		2000

	Shares	Amount	Shares Amount

Net proceeds from
sales of shares	39,853,500	$183,049,474	37,075,511	$210,786,198
Investment of
dividends	7,545,675	33,497,495	7,416,505	42,531,411
Exchanged from
associated Funds	46,378,343	210,720,945	33,936,457	191,682,444

Total	93,777,518	427,267,914	78,428,473	445,000,053

Cost of shares
repurchased	(48,736,215)	(211,588,562)	(52,827,143)	(301,682,522)
Exchanged into
associated Funds	(64,576,153)	(291,409,617)	(55,946,521)	(315,809,296)

Total	(113,312,368)	(502,998,179)(108,773,664)		(617,491,818)

Decrease	(19,534,850)	$(75,730,265)	(30,345,191)	$(172,491,765)

	Class B

	Year Ended December 31,

	2001		2000

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	12,273,992	$58,426,605	15,211,149	$88,113,983
Investment of
dividends	6,948,857	30,778,506	7,549,102	43,288,543
Exchanged from
associated Funds	7,687,140	35,871,718	5,907,164	34,499,227

Total	26,909,989	125,076,829	28,667,415	165,901,753

Cost of shares
repurchased	(28,185,227)	(121,002,092)	(31,426,160)	(179,665,733)
Exchanged into
associated Funds	(12,963,783)	(55,542,489)	(24,047,025)	(137,703,160)

Total	(41,149,010)	(176,544,581)	(55,473,185)	(317,368,893)

Decrease	(14,239,021)	$(51,467,752)	(26,805,770)	$(151,467,140)

NOTES TO FINANCIAL STATEMENTS

	Class C

	Year Ended December 31,

	2001		2000

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	10,402,100	$49,534,530	11,685,247	$67,384,412
Investment of
dividends	1,183,415	5,183,899	680,025	3,847,405
Exchanged from
associated Funds	1,778,093	8,241,036	1,537,229	8,875,263

Total	13,363,608	62,959,465	13,902,501	80,107,080

Cost of shares
repurchased	(6,998,092)	(29,532,806)	(1,929,668)	(10,747,020)
Exchanged into
associated Funds	(2,542,309)	(11,141,311)	(2,818,953)	(15,926,822)

Total	(9,540,401)	(40,674,117)	(4,748,621)	(26,673,842)

Increase	3,823,207	$22,285,348	9,153,880	$53,433,238

	Class D

	Year Ended December 31,

	2001		2000

	Shares	Amount	Shares	Amount

Net proceeds from
sales of shares	3,619,064	$17,331,919	6,511,528	$37,845,629
Investment of
dividends	4,344,887	19,356,161	3,656,820	21,045,691
Exchanged from
associated Funds	3,630,741	16,796,914	3,548,436	20,486,857

Total	11,594,692	53,484,994	13,716,784	79,378,177

Cost of shares
repurchased	(21,596,754)	(92,000,360)	(34,178,477)	(196,435,145)
Exchanged into
associated Funds	(5,176,713)	(22,537,403)	(10,555,824)	(60,650,691)

Total	(26,773,467)	(114,537,763)	(44,734,301)	(257,085,836)

Decrease	(15,178,775)	$(61,052,769)	(31,017,517) $(177,707,659)

	Class I

	November 30, 2001*
		To
	December 31, 2001

	Shares		Amount

Net proceeds from
sales of shares	14,385		$53,232
Investment of
dividends	13		46

Increase	14,398		$53,278

* Commencement of offering of shares.

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

	CLASS A

	YEAR ENDED DECEMBER 31,

	2001	2000	1999	1998	1997

PER SHARE DATA:
Net Asset Value, Beginning of Year	$4.99	$6.26	$6.95	$7.55	$7.25

Income from Investment Operations:
Net investment income	0.47	0.64	0.69	0.70	0.70
Net realized and unrealized gain
(loss) on investments	(1.21)	(1.21)	(0.68)	(0.59)	0.28

Total from Investment Operations	(0.74)	(0.57)	0.01	0.11	0.98

Less Distributions:
Dividends from net investment income	(0.47)	(0.64)	(0.70)	(0.69)	(0.68)
Dividends in excess of net investment
income	—	(0.02)	—	—	—
Return of capital	(0.09)	(0.04)	—	—	—
Distributions from net realized capital gains	—	—	—	(0.02)	—

Total Distributions	(0.56)	(0.70)	(0.70)	(0.71)	(0.68)

Net Asset Value, End of Year	$3.69	$4.99	$6.26	$6.95	$7.55

TOTAL RETURN:	(15.91)%	(10.02)%	0.09%	1.32%	14.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted)	$360,394	$584,944	$923,395	$1,050,340	$750,461
Ratio of expenses to average net assets	1.16%	1.09%	1.08%	1.10%	1.14%
Ratio of net investment income to
average net assetsø	10.61%	11.08%	10.30%	9.46%	9.42%
Portfolio turnover rate	53.04%	27.45%	40.60%	35.34%	61.78%

See footnotes on page 20.

FINANCIAL HIGHLIGHTS

	CLASS B					CLASS C

						YEAR ENDED		5/27/99	*
	YEAR ENDED DECEMBER 31,					DECEMBER 31,		TO

	2001	2000	1999	1998	1997	2001	2000	12/31/99

PER SHARE DATA:
Net Asset Value, Beginning of Period .	$5.00	$6.26	$6.95	$7.55	$7.26	$5.00	$6.27	$6.75

Income from Investment Operations:
Net investment income	0.43	0.59	0.64	0.64	0.64	0.43	0.59	0.32
Net realized and unrealized gain (loss)
on investments	(1.21)	(1.20)	(0.68)	(0.59)	0.28	(1.21)	(1.21)	(0.41)

Total from Investment Operations	(0.78)	(0.61)	(0.04)	0.05	0.92	(0.78)	(0.62)	(0.09)

Less Distributions:
Dividends from net investment income	(0.43)	(0.59)	(0.65)	(0.63)	(0.63)	(0.43)	(0.59)	(0.39)
Dividends in excess of net investment
income	—	(0.02)	—	—	—	—	(0.02)	—
Return of capital	(0.09)	(0.04)	––	––	––	(0.09)	(0.04)	––
Distributions from net realized capital gains.	—	—	—	(0.02)	—	—	—	—

Total Distributions	(0.52)	(0.65)	(0.65)	(0.65)	(0.63)	(0.52)	(0.65)	(0.39)

Net Asset Value, End of Period	$3.70	$5.00	$6.26	$6.95	$7.55	$3.70	$5.00	$6.27

TOTAL RETURN:	(16.58)%	(10.66)%	(0.69)%	0.57%	13.24%	(16.59)%	(10.81)%	(1.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$483,041	$723,751	$1,073,910	$1,037,994	$581,235	$78,721	$87,204	$51,815
Ratio of expenses to average net assets	1.91%	1.84%	1.83%	1.85%	1.90%	1.91%	1.84%	1.81	%†
Ratio of net investment income to
average net assetsø	9.86%	10.33%	9.55%	8.71%	8.66%	9.86%	10.33%	9.78	%†
Portfolio turnover rate	53.04%	27.45%	40.60%	35.34%	61.78%	53.04%	27.45%	40.60	%**
	CLASS D					CLASS I

						11/30/01	TO
	YEAR ENDED DECEMBER 31,					12/31/01

	2001	2000	1999	1998	1997

PER SHARE DATA:
Net Asset Value, Beginning of Period	$5.00	$6.27	$6.95	$7.55	$7.26	$3.77

Income from Investment Operations:
Net investment income	0.43	0.59	0.64	0.64	0.64	0.02
Net realized and unrealized gain (loss)
on investments	(1.21)	(1.21)	(0.67)	(0.59)	0.28	(0.05)

Total from Investment Operations	(0.78)	(0.62)	(0.03)	0.05	0.92	(0.03)

Less Distributions:
Dividends from net investment income	(0.43)	(0.59)	(0.65)	(0.63)	(0.63)	(0.01)
Dividends in excess of net investment income	—	(0.02)	—	—	—	—
Return of capital	(0.09)	(0.04)	––	––	––	(0.04)
Distributions from net realized capital gains .	—	—	—	(0.02)	—	—

Total Distributions	(0.52)	(0.65)	(0.65)	(0.65)	(0.63)	(0.05)

Net Asset Value, End of Period	$3.70	$5.00	$6.27	$6.95	$7.55	$3.69

TOTAL RETURN:	(16.59)%	(10.81)%	(0.54)%	0.57%	13.24%	(0.91)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)	$217,133	$369,286	$656,727	$769,828	$534,998	$53
Ratio of expenses to average net assets	1.91%	1.84%	1.83%	1.85%	1.90%	0.78%†‡
Ratio of net investment income to
average net assetsø	9.86%	10.33%	9.55%	8.71%	8.66%	11.48%†‡
Portfolio turnover rate	53.04%	27.45%	40.60%	35.34%	61.78%	53.04%††
†	Annualized.
††	For the year ended December 31, 2001.
*	Commencement of offering of shares.
**	For the year ended December 31, 1999.
‡	The Manager, at its discretion, reimbursed certain expenses of Class I shares. Without such reimbursement, the annualized ratios of expenses and net investment income to average net assets would have been 1.43% and 10.83%, respectively.

ø	As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01 for Classes A, B, C and D, decrease net realized and unrealized gain (loss) on investments per share by $0.01 for Classes A, B, C and D, and decrease the ratios of net investment income to average net assets from 10.77% to 10.61% for Class A, from 10.02% to 9.86% for Classes B, C, and D, and from 11.53% to 11.48% for Class I. The effect of this change per share for Class I was less than $0.01. The ratios for periods prior to January 1, 2001, have not been restated.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

The Trustees and Shareholders,
Seligman High-Yield Bond Series of
Seligman High Income Fund Series:

We have audited the accompanying statement of assets and liabilities of Seligman High-Yield Bond Series, including the portfolio of investments, as of December 31, 2001, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman High-Yield Bond Series as of December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2002

FOR MORE INFORMATION

Manager	General Distributor	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Seligman Advisors, Inc.	(800) 221-2450	Shareholder Services
100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	(800) 445-1777	Retirement Plan Services

General Counsel	Shareholder Service Agent	(212) 682-7600	Outside the United States
Sullivan & Cromwell	Seligman Data Corp.
100 Park Avenue
New York, NY 10017
Independent Auditors Deloitte & Touche LLP		(800) 622-4597	24-Hour Automated Telephone Access Service

TRUSTEES AND OFFICERS OF THE FUND

Information pertaining to the Trustees and Officers of Seligman High-Yield Bond Series is set forth below.

Independent Trustees
Other
Directorships
			Number of	Held by
	Term of		Portfolios in	Trustee Not
	Office and		Fund	Disclosed
Name, (Age),	Length of		Complex	Under
Position(s) held	Time	Principal Occupation(s) During	Overseen by	Principal
with FundØ	Served#	Past Five Years and Other Information	Trustee	Occupations

John R.	1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;	61	None
Galvin (72)[2,4]		Director or Trustee, the Seligman Group of investment companies†;
Trustee		Chairman Emeritus, American Council on Germany; Governor of the
Center for Creative Leadership; Director, Raytheon Co., defense and commercial electronics; National Defense University; and the Institute for
Defense Analyses. Formerly, Director, USLIFE Corporation, life insurance;
Ambassador, U.S. State Department for negotiations in Bosnia; Distinguished
Policy Analyst at Ohio State University and Olin Distinguished Professor of
National Security Studies at the United States Military Academy. From June
1987 to June 1992, he was the Supreme Allied Commander, Europe and the
Commander-in-Chief, United States European Command.

Alice S.	1991 to Date	President Emeritus, Sarah Lawrence College; Director or Trustee, the	61	None
Ilchman (66)[3,4]		Seligman Group of investment companies†; Trustee, the Committee for
Trustee		Economic Development; Chairman, The Rockefeller Foundation,
charitable foundation; and Director, Public Broadcasting Service (PBS).
Formerly, Trustee, The Markle Foundation, philanthropic organization;
and Director, New York Telephone Company; and International Research
and Exchange Board, intellectual exchanges.

Frank A.	1995 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-	61	None
McPherson (68)[3,4]		McGee Corporation, diversified energy company; Director or Trustee, the
Trustee		Seligman Group of investment companies†; Director, Kimberly-Clark
Corporation, consumer products; Conoco Inc., oil exploration and production; Bank of Oklahoma Holding Company; Baptist Medical
Center; Oklahoma Chapter of the Nature Conservancy; Oklahoma
Medical Research Foundation; National Boys and Girls Clubs of America;
and Oklahoma Foundation for Excellence in Education. Formerly,
Chairman, Oklahoma City Public Schools Foundation; and Director,
Federal Reserve System’s Kansas City Reserve Bank, the Oklahoma City
Chamber of Commerce, and Member of the Business Roundtable.

John E.	1984 to Date	Retired Chairman and Senior Partner, Sullivan & Cromwell, law firm;	61	None
Merow (72)[2,4]		Director or Trustee, the Seligman Group of investment companies†;
Trustee		Director, Commonwealth Industries, Inc., manufacturers of aluminum sheet products; the Foreign Policy Association; Municipal Art Society of
New York; the U.S. Council for International Business; and Vice
Chairman, New York-Presbyterian Healthcare System, Inc.; Life Trustee,
New York-Presbyterian Hospital; and Member of the American Law Insti-
tute and Council on Foreign Relations.

Betsy S.	1984 to Date	Attorney; Director or Trustee, the Seligman Group of investment com-	61	None
Michel (59)[2,4]		panies†; Trustee, The Geraldine R. Dodge Foundation, charitable founda-
Trustee		tion; and World Learning, Inc. Formerly, Chairman of the Board of
Trustees of St. George’s School (Newport, RI); and Director, the National
Association of Independent Schools (Washington, DC).

James C.	1984 to Date	Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm; Director or	61	None
Pitney (75)[3,4]		Trustee, the Seligman Group of investment companies†. Formerly,
Trustee		Director, Public Service Enterprise Group, public utility.

See footnotes on page 24.

TRUSTEES AND OFFICERS OF THE FUND

Information pertaining to the Trustees and Officers of Seligman High-Yield Bond Series is set forth below.

Independent Trustees		(continued)
Other
Directorships
			Number of	Held by
	Term of		Portfolios in	Trustee Not
	Office and		Fund	Disclosed
Name, (Age),	Length of		Complex	Under
Position(s) held	Time	Principal Occupation(s) During	Overseen by	Principal
with FundØ	Served#	Past Five Years and Other Information	Trustee	Occupations

Leroy C.	2000 to Date	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.,	60	None
Richie (60)[2,4]		library of technical standards; Director or Trustee, the Seligman Group of
Trustee		investment companies (except Seligman Cash Management Fund, Inc.)†;
Director, Kerr-McGee Corporation, diversified energy company; and
Infinity, Inc., oil and gas services and exploration; Chairman, Highland
Park Michigan Economic Development Corp.; Trustee, New York Univer-
sity Law Center Foundation and Vice Chairman, Detroit Medical Center.
Formerly, Chairman and Chief Executive Officer, Capital Coating Tech-
nologies, Inc., applied coating technologies; Vice President and General
Counsel, Automotive Legal Affairs, Chrysler Corporation.

James Q.	1991 to Date	Director or Trustee, the Seligman Group of investment companies†;	61	None
Riordan (74)[3,4]		Director or Trustee, The Houston Exploration Company, oil exploration;
Trustee		The Brooklyn Museum, KeySpan Corporation, diversified energy and elec-
tric company; and, the Committee for Economic Development. Formerly,
Co-Chairman of the Policy Council of the Tax Foundation; Director,
Tesoro Petroleum Companies, Inc. and Dow Jones & Company, Inc., a
business and financial news company; Director and President, Bekaert
Corporation, high-grade steel cord, wire and fencing products company;
Vice Chairman, Exxon Mobil Corporation, petroleum and petrochemicals company; and Director, Public Broadcasting Service (PBS).

Robert L.	1984 to Date	Retired Vice President, Pfizer Inc., pharmaceuticals; Director or Trustee,	61	None
Shafer (69)[3,4]		the Seligman Group of investment companies†. Formerly, Director,
Trustee		USLIFE Corporation, life insurance.

James N.	1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons	61	None
Whitson (66)[2,4]		Enterprises, Inc., a diversified holding company; Director or Trustee, the
Trustee		Seligman Group of investment companies†; Director, C-SPAN, cable television, and CommScope, Inc., manufacturer of coaxial cables.

Interested Trustees and Principal Officers

William C.	1988 to Date	Chairman, J. & W. Seligman & Co. Incorporated, Chairman and Chief	61	None
Morris (63)*[1]		Executive Officer of the Seligman Group of investment companies†;
Trustee, Chairman of		Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo
the Board and Chief		Ceramics Inc., ceramic proppants for oil and gas industry; and Director,
Executive Officer		Seligman Data Corp., Kerr-McGee Corporation, diversified energy company. Formerly, Director, Daniel Industries Inc., manufacturer of oil and gas metering equipment.

Brian T. Zino (49)*[1]	Dir: 1993 to	Director and President, J. & W. Seligman & Co. Incorporated; President	61	None
Trustee and President	Date	of twenty-one investment companies in the Seligman Group of invest-
	Pres: 1995 to	ment companies and Director or Trustee of the Seligman Group of
	Date	investment companies†, Seligman Advisors, Inc.; and Seligman Services,
Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors
of the Investment Company Institute; and Vice Chairman, ICI Mutual
Insurance Company.

See footnotes on page 24.

TRUSTEES AND OFFICERS OF THE FUND

Information pertaining to the Trustees and Officers of Seligman High-Yield Bond Series is set forth below.

Interested Trustees and Principal Officers (continued)

Other
Directorships
			Number of	Held by
	Term of		Portfolios in	Trustee Not
	Office and		Fund	Disclosed
Name, (Age),	Length of		Complex	Under
Position(s) held	Time Served#	Principal Occupation(s) During	Overseen by	Principal
with FundØ		Past Five Years and Other Information	Trustee	Occupations

Kendall C.	2001 to Date	Managing Director, J. & W. Seligman & Co. Incorporated since 2001. Vice	N/A	N/A
Peterson (45)		President of Seligman Portfolios, Inc. and Portfolio Manager of its High-
Vice President and		Yield Bond Portfolio. Formerly, Vice President and Portfolio Manager and
Portfolio Manager		Desk Head for High Yield Mutual Funds with Fortis, Inc. since 1999. From
1985 through 1999, served in a variety of capacities with The Prudential
Insurance Company of America, the last six years of which he was Vice
President and Portfolio Manager of High Yield Mutual Funds.

Thomas G.	2000 to Date	Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,	N/A	N/A
Rose (44)		Seligman Advisors, Inc., and Seligman Data Corp.; Vice President, the
Vice President		Seligman Group of investment companies†, Seligman Services, Inc. and
Seligman International, Inc. Formerly, Treasurer, the Seligman Group of
investment companies and Seligman Data Corp.

Lawrence P.	VP: 1992 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W.	N/A	N/A
Vogel (45)	Treas: 2000 to Date	Seligman & Co. Incorporated; Vice President and Treasurer, the Seligman
Vice President and		Group of investment companies†; Treasurer, Seligman Data Corp.
Treasurer		Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incor-
porated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice Presi-
dent, Seligman Services, Inc. and Treasurer, Seligman International, Inc.
and Seligman Henderson Co.

Frank J. Nasta (37)	1994 to Date	General Counsel, Senior Vice President, Law and Regulation and Corpo-	N/A	N/A
Secretary		rate Secretary, J. & W. Seligman & Co. Incorporated; Secretary, the
Seligman Group of investment companies†, Seligman Advisors, Inc.,
Seligman Services, Inc., Seligman International, Inc. and Seligman Data
Corp. Formerly, Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund Trustees and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Series, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, New York, NY 10017, 8th floor.
#	Each Trustee serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Trustees.
†	The Seligman Group of investment companies consists of twenty-three registered investment companies.
*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Trustee Nominating Committee
4 Board Operations Committee

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution — A payment to mutual fund shareholders of profits realized on the sale of securities in a fund’s portfolio.

Capital Appreciation/Depreciation — An increase or decrease in the market value of a mutual fund’s portfolio securities, which is reflected in the net asset value of the fund’s shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding — The change in the value of an investment as shareholders receive earnings on their investment’s earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year’s earnings.

Contingent Deferred Sales Charge (CDSC) — Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend — A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest less expenses).

Dividend Yield — A measurement of a fund’s dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio — The cost of doing business for a mutual fund, expressed as a percent of the fund’s net assets.

Investment Objective — The shared investment goal of a fund and its shareholders.

Management Fee — The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares — Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are “classes” of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) — A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share — The market worth of one fund share, obtained by adding a mutual fund’s total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price — The price at which a mutual fund’s share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover — A measure of the trading activity in a mutual fund’s investment portfolio that reflects how often securities are bought and sold.

Prospectus — The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund’s investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund’s financial highlights.

SEC Yield — SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission — The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information — A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return — A measure of a fund’s performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Wash Sale — A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

Yield on Securities — For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

Adapted from the Investment Company Institute’s 2001 Mutual Fund Fact Book and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.

SELIGMAN ADVISORS, INC. an affiliate of

J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017 www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman High-Yield Bond Series, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

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